Earnings Summary October 26, 2021 Third Quarter 2021 Exhibit 99.2

This presentation contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future net revenue, operating expenses, net income, diluted earnings per common share, non-GAAP operating expenses, non-GAAP net income, diluted non-GAAP earnings per common share, and other financial metrics; future repayments under the Company's credit facilities; the Company’s performance relative to its markets, including the drivers of such performance; the impact, financial or otherwise, of any organizational changes; market and technology trends, including the expected impact of the COVID-19 pandemic; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the COVID-19 pandemic on the global economy and financial markets, as well as on the Company, our customers and suppliers, which may impact our sales, gross margin, customer demand and our ability to supply our products to our customers; weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; raw material shortages, supply constraints and price increases; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk factors and additional information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the Securities and Exchange Commission on February 5, 2021, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates. This presentation contains references to “Adjusted EBITDA,” “Adjusted EBITDA – as a % of Net Sales,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted Gross Profit,” “Adjusted Gross Margin – as a % of Net Sales,” “Adjusted Segment Profit,” “Adjusted Segment Profit Margin,” “Non-GAAP Operating Expenses,” "Non-GAAP Tax Rate," “Non-GAAP Net Income,” “Diluted Non-GAAP Earnings per Common Share” and "Free Cash Flow" that are not presented in accordance GAAP. The non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures but should instead be read in conjunction with the GAAP financial measures. Further information with respect to and reconciliations of such measures to the most directly comparable GAAP financial measure can be found attached to this presentation. 2 Safe Harbor

+20% 1$579M REVENUE +31%$139M OPERATING INCOME +48% $0.92 DILUTED NON-GAAP EPS 2 +180 bps24.0%3 OPERATING MARGIN 1. All growth data on this slide is year-on-year. 2. See appendix for GAAP to non-GAAP reconciliations. 3. As a % of net sales. 3 $0.86 DILUTED GAAP EPS +37% Third Quarter 2021 Financial Summary $153M ADJUSTED OPERATING INCOME 2 +26% 26.3%3 ADJUSTED OPERATING MARGIN 2 +100 bps

4 $ in millions, except per share data 3Q21 3Q21 Guidance 2Q21 3Q20 3Q21 over 3Q20 3Q21 over 2Q21 Net Revenue $579.5 $575 - $590 $571.4 $481.0 20.5% 1.4% Gross Margin 45.6% 46.4% 47.0% Operating Expenses $124.8 $129 - $131 $126.5 $119.2 4.7% (1.3%) Operating Income $139.4 $138.9 $106.8 30.5% 0.3% Operating Margin 24.0% 24.3% 22.2% Tax Rate 8.3% 15.2% 17.3% Net Income $117.5 $104 - $111 $88.8 $79.3 48.1% 32.3% Diluted Earnings Per Common Share $0.86 $0.76 - $0.81 $0.65 $0.58 48.3% 32.3% Summary – Consolidated Statement of Operations (GAAP)

Summary – Consolidated Statement of Operations (Non-GAAP)[1]

$ in millions, except per share data	3Q21	3Q21 Guidance	2Q21	3Q20	3Q21 over 3Q20	3Q21 over 2Q21
Net Revenue	$579.5	$575 - $590	$571.4	$481.0	20.5%	1.4%
Adjusted Gross Margin – as a % of Net Sales[2]	45.6%		46.4%	47.0%		
Non-GAAP Operating Expenses[3]	$111.5	$116 - $118	$113.8	$104.6	6.6%	(2.0%)
Adjusted Operating Income	$152.7		$151.6	$121.6	25.6%	0.7%
Adjusted Operating Margin	26.3%		26.5%	25.3%		
Non-GAAP Tax Rate[4]	11.4%		17.1%	18.1%		
Non-GAAP Net Income[5]	$125.4	$114 - $121	$116.7	$91.5	37.1%	7.4%
Diluted Non-GAAP Earnings Per Common Share	$0.92	$0.84 - $0.89	$0.85	$0.67	37.3%	8.2%

1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.
2. Excludes charges for fair value write-up of acquired inventory sold.
3. Excludes amortization expense, deal and transaction costs, integration costs and severance and restructuring costs.
4. Reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes.
5. Excludes the items noted in footnotes 2 and 3 and the tax effect of non-GAAP adjustments.

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Entegris

6 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Year-on-year sales growth was primarily driven by advanced deposition materials and specialty gases. Shortages of key raw materials in the quarter were the primary driver in the modest sequential sales decline. –––––– Segment profit margin (adjusted) sequential decline was primarily driven by a benefit from a sale of intellectual property that occurred in the 2nd quarter 2021. $ in millions 3Q21 2Q21 3Q20 3Q21 over 3Q20 3Q21 over 2Q21 Net Revenue $176.4 $180.4 $150.5 17.2% (2.2%) Segment Profit $41.1 $44.9 $32.6 26.0% (8.6%) Segment Profit Margin 23.3% 24.9% 21.7% Adj. Segment Profit1 $41.2 $45.0 $32.9 25.2% (8.5%) Adj. Segment Profit Margin1 23.3% 24.9% 21.8% Specialty Chemicals and Engineered Materials (SCEM) 3Q21 Highlights

7 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Microcontamination Control (MC) 3Q21 Highlights $ in millions 3Q21 2Q21 3Q20 3Q21 over 3Q20 3Q21 over 2Q21 Net Revenue $225.9 $227.5 $193.5 16.7% (0.7%) Segment Profit $78.4 $78.1 $64.9 20.8% 0.3% Segment Profit Margin 34.7% 34.3% 33.5% Adj. Segment Profit1 $78.5 $78.2 $65.2 20.3% 0.4% Adj. Segment Profit Margin1 34.7% 34.4% 33.7% Sales growth year-to-date was strong across all product lines, especially in liquid filtration. Freight availability issues negatively impacted shipments of large gas purification systems during the quarter.

8 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation. Advanced Materials Handling (AMH) 3Q21 Highlights $ in millions 3Q21 2Q21 3Q20 3Q21 over 3Q20 3Q21 over 2Q21 Net Revenue $186.2 $172.5 $144.4 29.0% 7.9% Segment Profit $40.5 $42.1 $33.3 21.8% (3.8%) Segment Profit Margin 21.8% 24.4% 23.0% Adj. Segment Profit1 $40.6 $42.1 $33.7 20.3% (3.7%) Adj. Segment Profit Margin1 21.8% 24.4% 23.3% Year-on-year sales growth was strongest in wafer handling and fluid handling & measurement, as both product lines benefited from the strong industry capex environment. Sales of our Aramus high purity bags also continued to be very strong. –––––– Segment profit margin (adjusted) decline was primarily driven by supply chain inefficiencies.

9 $ in millions 3Q21 2Q21 3Q20 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $475.8 15.8% $401.0 14.0% $448.0 16.0% Accounts Receivable, net $315.1 10.5% $309.9 10.8% $300.5 10.7% Inventories $429.0 14.2% $387.6 13.5% $329.7 11.8% Net PP&E $597.6 19.8% $563.3 19.6% $490.3 17.5% Total Assets $3,012.3 $2,872.7 $2,801.6 Current Liabilities $309.4 10.3% $260.5 9.1% $247.4 8.8% Long-term Debt, Excluding Current Maturities $936.7 31.1% $936.4 32.6% $1,085.4 38.7% Total Liabilities $1,401.5 46.5% $1,357.4 47.3% $1,499.3 53.5% Total Shareholders’ Equity $1,610.8 53.5% $1,515.3 52.7% $1,302.3 46.5% AR – DSOs 49.6 49.5 57.0 Inventory Turns 3.1 3.3 3.1 Summary – Balance Sheet Items

10 $ in millions 3Q21 2Q21 3Q20 Beginning Cash Balance $401.0 $548.5 $532.7 Cash provided by operating activities 149.5 81.9 101.2 Capital expenditures (48.9) (41.8) (32.7) Proceeds from revolving credit facilities and long-term debt — 451.0 — Payments on revolving credit facilities and long-term debt — (601.0) (100.0) Acquisition of business, net of cash — (2.3) (35.5) Repurchase and retirement of common stock (20.0) (15.0) — Payments for dividends (10.9) (10.9) (10.8) Other investing activities 4.3 — 0.1 Other financing activities 0.3 (8.7) (8.7) Effect of exchange rates 0.3 (0.8) 1.7 Ending Cash Balance $475.8 $401.0 $448.0 Free Cash Flow1 $100.6 $40.1 $68.5 Adjusted EBITDA2 $175.5 $174.2 $142.4 Adjusted EBITDA – as a % of net sales2 30.3% 30.5% 29.6% Cash Flows 1. Equals cash from operations less capital expenditures. 2. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

11 GAAP $ in millions, except per share data 4Q21 Guidance 3Q21 Actual 2Q21 Actual Net Revenue $580 - $600 $579.5 $571.4 Operating Expenses $128 - $130 $124.8 $126.5 Net Income $109- $116 $117.5 $88.8 Diluted Earnings per Common Share $0.80 - $0.85 $0.86 $0.65 Non-GAAP $ in millions, except per share data 4Q21 Guidance 3Q21 Actual 2Q21 Actual Net Revenue $580 - $600 $579.5 $571.4 Non-GAAP Operating Expenses1 $116 - $118 $111.5 $113.8 Non-GAAP Net Income1 $119 - $126 $125.4 $116.7 Diluted non-GAAP Earnings per Common Share1 $0.87 - $0.92 $0.92 $0.85 Outlook 1. See GAAP to non-GAAP reconciliation tables in the appendix of this presentation.

Entegris®, the Entegris Rings Design®, and other product names are trademarks of Entegris, Inc. as listed on entegris.com/trademarks. All product names, logos, and company names are trademarks or registered trademarks of their respective owners. Use of them does not imply any affiliation, sponsorship, or endorsement by the trademark owner. ©2020 Entegris, Inc. All rights reserved. 12

Appendix 13

14 Reconciliation of GAAP Gross Profit to Adjusted Gross Profit Three months ended Nine months ended $ in thousands October 2, 2021 September 26, 2020 July 3, 2021 October 2, 2021 September 26, 2020 Net sales $579,493 $480,987 $571,352 $1,663,689 $1,341,719 Gross profit-GAAP $264,204 $226,000 $265,384 $764,574 $618,850 Adjustments to gross profit: Integration costs — — — — (1,557) Severance and restructuring costs — — — — 465 Charge for fair value mark-up of acquired inventory sold — 229 — — 590 Adjusted gross profit $264,204 $226,229 $265,384 $764,574 $618,348 Gross margin – as a % of net sales 45.6% 47.0% 46.4% 46.0% 46.1% Adjusted gross margin – as a % of net sales 45.6% 47.0% 46.4% 46.0% 46.1%

15 Reconciliation of GAAP Operating Expenses and Tax Rate to Non-GAAP Operating Expenses and Tax Rate Three months ended $ in millions October 2, 2021 September 26, 2020 July 3, 2021 GAAP operating expenses $124.8 $119.2 $126.5 Adjustments to operating expenses: Deal and transaction costs — 0.6 — Integration costs 1.3 1.3 0.6 Severance and restructuring costs 0.2 1.0 0.2 Amortization of intangible assets 11.8 11.7 11.9 Non-GAAP operating expenses $111.5 $104.6 $113.8 GAAP tax rate 8.3% 17.3% 15.2% Other 3.1% 0.8% 1.9% Non-GAAP tax rate 11.4% 18.1% 17.1%

Reconciliation of GAAP Segment Profit to Adjusted Operating Income and Adjusted Segment Profit

$ in thousands	Three Months Ended			Nine months ended	
Segment profit-GAAP	October 2, 2021	September 26, 2020	July 3, 2021	October 2, 2021	September 26, 2020
Specialty Chemicals and Engineered Materials (SCEM)	$41,091	$32,600	$44,945	$120,592	$98,208
Microcontamination Control (MC)	78,399	64,915	78,132	227,097	177,219
Advanced Materials Handling (AMH)	40,503	33,266	42,093	114,691	76,707
Total segment profit	159,993	130,781	165,170	462,380	352,134
Amortization of intangible assets	11,843	11,749	11,902	35,616	41,176
Unallocated expenses	8,793	12,271	14,379	34,540	28,741
Total operating income	$139,357	$106,761	$138,889	$392,224	$282,217

$ in thousands	Three months ended			Nine months ended	
Adjusted segment profit	October 2, 2021	September 26, 2020	July 3, 2021	October 2, 2021	September 26, 2020
SCEM segment profit	$41,091	$32,600	$44,945	$120,592	$98,208
Integration costs	—	—	—	—	(1,557)
Severance and restructuring costs	69	277	51	167	906
Charge for fair value write-up of acquired inventory sold	—	—	—	—	235
SCEM adjusted segment profit	$41,160	$32,877	$44,996	$120,759	$97,792
MC segment profit	$78,399	$64,915	$78,132	$227,097	$177,219
Severance and restructuring costs	75	301	55	181	985
Charge for fair value write-up of acquired inventory sold	—	—	—	—	126
MC adjusted segment profit	$78,474	$65,216	$78,187	$227,278	$178,330
AMH segment profit	$40,503	$33,266	$42,093	$114,691	$76,707
Severance and restructuring costs	52	213	38	127	1,162
Charge for fair value write-up of acquired inventory sold	—	229	—	—	229
AMH adjusted segment profit	$40,555	$33,708	$42,131	$114,818	$78,098
Unallocated general and administrative expenses	$8,793	$12,271	$14,379	$34,540	$28,741
Unallocated deal and integration costs	(1,290)	(1,902)	(632)	(3,966)	(5,796)
Unallocated severance and restructuring costs	(10)	(180)	(36)	(54)	(810)
Adjusted unallocated general and administrative expenses	$7,493	$10,189	$13,711	$30,520	$22,135
Total adjusted segment profit	$160,189	$131,801	$165,314	$462,855	$354,220
Adjusted amortization of intangible assets	—	—	—	—	—
Adjusted unallocated general and administrative expenses	7,493	10,189	13,711	30,520	22,135
Total adjusted operating income	$152,696	$121,612	$151,603	$432,335	$332,085

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17 $ in thousands Three Months Ended Nine months ended October 2, 2021 September 26, 2020 July 3, 2021 October 2, 2021 September 26, 2020 Net sales $579,493 $480,987 $571,352 $1,663,689 $1,341,719 Net income $117,461 $79,303 $88,770 $290,907 $208,345 Net income – as a % of net sales 20.3% 16.5% 15.5% 17.5% 15.5% Adjustments to net income: Income tax expense 10,640 16,559 15,916 39,947 39,542 Interest expense, net 9,339 12,651 10,643 31,563 35,681 Other expense (income), net 1,917 (1,752) 23,560 29,807 (1,351) GAAP - Operating income 139,357 106,761 138,889 392,224 282,217 Operating margin - as a % of net sales 24.0% 22.2% 24.3% 23.6% 21.0% Charge for fair value write-up of acquired inventory sold — 229 — — 590 Deal and transaction costs — 642 — — 2,576 Integration costs 1,290 1,260 632 3,966 1,663 Severance and restructuring costs 206 971 180 529 3,863 Amortization of intangible assets 11,843 11,749 11,902 35,616 41,176 Adjusted operating income 152,696 121,612 151,603 432,335 332,085 Adjusted operating margin - as a % of net sales 26.3% 25.3% 26.5% 26.0% 24.8% Depreciation 22,841 20,777 22,574 67,510 62,064 Adjusted EBITDA $175,537 $142,389 $174,177 $499,845 $394,149 Adjusted EBITDA – as a % of net sales 30.3% 29.6% 30.5% 30.0% 29.4% Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA

18 $ in thousands, except per share data Three months ended Nine months ended October 2, 2021 September 26, 2020 July 3, 2021 October 2, 2021 September 26, 2020 GAAP net income $117,461 $79,303 $88,770 $290,907 $208,345 Adjustments to net income: Charge for fair value write-up of inventory acquired — 229 — — 590 Deal and transaction costs — 642 — — 2,576 Integration costs 1,290 1,260 632 3,966 1,663 Severance and restructuring costs 206 971 180 529 3,863 Loss on extinguishment of debt and modification — 908 23,338 23,338 2,378 Amortization of intangible assets 11,843 11,749 11,902 35,616 41,176 Tax effect of adjustments to net income and discrete items1 (5,417) (3,602) (8,111) (16,749) (11,979) Non-GAAP net income $125,383 $91,460 $116,711 $337,607 $248,612 Diluted earnings per common share $0.86 $0.58 $0.65 $2.13 $1.53 Effect of adjustments to net income $0.06 $0.09 $0.20 $0.34 $0.30 Diluted non-GAAP earnings per common share $0.92 $0.67 $0.85 $2.47 $1.83 Weighted average diluted shares outstanding 136,631 136,252 136,533 136,556 136,209 Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share 1. The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

19 $ in millions Fourth-Quarter Outlook Reconciliation GAAP net income to non-GAAP net income GAAP net income $109 - $116 Adjustments to net income: Restructuring costs 2 Amortization of intangible assets 10 Income tax effect (2) Non-GAAP net income $119 - $126 Fourth-Quarter Outlook Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share Diluted earnings per common share $0.80 - $0.85 Adjustments to diluted earnings per common share: Restructuring costs 0.01 Amortization of intangible assets 0.08 Income tax effect (0.02) Diluted non-GAAP earnings per common share $0.87 - $0.92 $ in millions Fourth-Quarter Outlook Reconciliation GAAP operating expenses to non-GAAP operating expenses GAAP operating expenses $128 - $130 Adjustments to net income: Restructuring costs 2 Amortization of intangible assets 10 Non-GAAP operating expenses $116 - $118 Reconciliation of GAAP Outlook to Non-GAAP Outlook

20 $ in thousands Q319 Q419 Q120 Q220 Q320 Q420 Q121 Q221 Q321 Sales SCEM $127,750 $146,747 $144,214 $146,213 $150,480 $168,625 $166,541 $180,366 $176,380 MC 155,979 169,794 159,261 183,758 193,541 205,626 207,099 227,521 225,877 AMH 117,256 117,455 116,137 126,434 144,370 151,741 148,541 172,502 186,200 Inter-segment elimination (6,838) (6,998) (7,285) (8,000) (7,404) (8,398) (9,337) (9,037) (8,964) Total Sales $394,147 $426,998 $412,327 $448,405 $480,987 $517,594 $512,844 $571,352 $579,493 Segment Profit SCEM $17,074 $32,822 $32,670 $32,938 $32,600 $29,761 $34,556 $44,945 $41,091 MC 46,792 57,157 50,167 62,137 64,915 71,691 70,566 78,132 78,399 AMH 17,077 20,686 20,632 22,809 33,266 34,321 32,095 42,093 40,503 Total Segment Profit $80,943 $110,665 $103,469 $117,884 $130,781 $135,773 $137,217 $165,170 $159,993 Segment Profit Margin SCEM 13.4% 22.4% 22.7% 22.5% 21.7% 17.6% 20.7% 24.9% 23.3% MC 30.0% 33.7% 31.5% 33.8% 33.5% 34.9% 34.1% 34.3% 34.7% AMH 14.6% 17.6% 17.8% 18.0% 23.0% 22.6% 21.6% 24.4% 21.8% GAAP Segment Trend Data

Non-GAAP Segment Trend Data

$ in thousands	Q319	Q419	Q120	Q220	Q320	Q420	Q121	Q221	Q321
Sales									
SCEM	$127,750	$146,747	$144,214	$146,213	$150,480	$168,625	$166,541	$180,366	$176,380
MC	155,979	169,794	159,261	183,758	193,451	205,626	207,099	227,521	225,877
AMH	117,256	117,455	116,137	126,434	144,370	151,741	148,541	172,502	186,200
Inter-segment elimination	(6,838)	(6,998)	(7,285)	(8,000)	(7,404)	(8,398)	(9,337)	(9,037)	(8,964)
Total Sales	$394,147	$426,998	$412,327	$448,405	$480,897	$517,594	$512,844	$571,352	$579,493
Adjusted Segment Profit									
SCEM segment profit	$17,074	$32,822	$32,670	$32,938	$32,600	$29,761	$34,556	$44,945	$41,091
Integration costs	—	—	—	(1,557)	—	—	—	—	—
Severance and restructuring costs	2,143	184	174	455	277	155	47	51	69
Charge for fair value write-up of acquired inventory sold	4,483	(476)	235	—	—	—	—	—	—
SCEM adjusted segment profit	$23,700	$32,530	$33,079	$31,836	$32,877	$29,916	$34,603	$44,996	$41,160
MC segment profit	$46,792	$57,157	$50,167	$62,137	$64,915	$71,691	$70,566	$78,132	$78,399
Severance and restructuring costs	2,977	195	190	494	301	167	51	55	75
Charge for fair value write-up of acquired inventory sold	—	687	126	—	—	—	—	—	—
MC adjusted segment profit	$49,769	$58,039	$50,483	$62,631	$65,216	$71,858	$70,617	$78,187	$78,474
AMH segment profit	$17,077	$20,686	$20,632	$22,809	$33,266	$34,321	$32,095	$42,093	$40,503
Severance and restructuring costs	3,135	(379)	135	814	213	121	37	38	52
Charge for fair value write-up of acquired inventory sold	—	—	—	—	229	—	—	—	—
AMH adjusted segment profit	$20,212	$20,307	$20,767	$23,623	$33,708	$34,442	$32,132	$42,131	$40,555
Adjusted Segment Profit Margin									
SCEM	18.6%	22.2%	22.9%	21.8%	21.8%	17.7%	20.8%	24.9%	23.3%
MC	31.9%	34.2%	31.7%	34.1%	33.7%	34.9%	34.1%	34.4%	34.7%
AMH	17.2%	17.3%	17.9%	18.7%	23.3%	22.7%	21.6%	24.4%	21.8%

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